UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2009 (November 5, 2009)

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction of incorporation)

1-32886	73-0767549
(Commission File Number)	(IRS Employer Identification No.)

302 N. Independence Enid, Oklahoma	73701
(Address of principal executive offices)	(Zip Code)

(580) 233-8955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 5, 2009, Continental Resources, Inc. issued a press release announcing its unaudited third quarter 2009 financial and operational results and 2010 capital expenditure budget. A copy of the press release is being furnished as an exhibit to this report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 5, 2009, Continental Resources, Inc. issued a separate press release announcing the promotion of Jeff Hume to President and Chief Operating Officer effective November 3, 2009. Harold Hamm is relinquishing the title of President effective November 3, 2009.

Prior to his promotion to COO in October 2008, Mr. Hume served as Senior Vice President of Operations. He was previously Senior Vice President of Resource and Business Development in October 2005, Senior Vice President of Resource Development in July 2002 and served as Vice President of Drilling Operations from 1996 to 2002. He joined Continental Resources in May 1983 as Vice President of Engineering and Operations, prior to which he held various engineering positions with Sun Oil Company, Monsanto Company and FCD Oil Corporation.

Mr. Hume is a Registered Professional Engineer and member of the Society of Petroleum Engineers, Oklahoma Independent Petroleum Association and the Oklahoma and National Professional Engineering Societies. He graduated from Oklahoma State University with a Bachelor of Science degree in Petroleum Engineering Technology in 1975.

Mr. Hume owns 25% of Wheatland Oil Co. (“Wheatland”), the other 75% of which is owned by our principal shareholder Harold Hamm. Wheatland participates in several of our oil and gas properties with interests generally ranging between 5% and 10% of our interest. During the year ended December 31, 2008, we disbursed net oil and gas and other revenues of approximately $14.8 million and billed costs of approximately $12.9 million to Wheatland.

Item 7.01	Regulation FD Disclosure

In the November 5, 2009 press release regarding third quarter 2009 financial and operational results, Continental Resources also announced its participation in the following research conferences:

November 17, 2009	Bank of America / Merrill Lynch 2009 Energy Conference, New York

December 2, 2009	Jefferies Energy Summit, New York

December 2, 2009	Bank of America High Yield Conference, New York

December 3, 2009	Raymond James Winter SMID-Cap Conference, Boston

Presentations and audio links, if available, will be posted on the Company’s web site on the day of each presentation.

In accordance with General Instruction B.2 to Form 8-K, the information being filed under Items 2.02 and 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description

99.1	Press release dated November 5, 2009 – Financial Results

99.2	Press release dated November 5, 2009 – Promotion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC. (Registrant)
Dated: November 5, 2009

	By:	/S/ JOHN D. HART
John D. Hart
Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated November 5, 2009 – Financial Results
99.2	Press release dated November 5, 2009 – Promotion